Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/08
Totals
Certificate
33,841,634.22
1,250,000,000.00 111,044,828.76
466,081.70
2,722,753.49
0.00
3,188,835.19 108,322,075.27
1,614,079.27
2.15210569
Balance
84.60408555
65,718,036.22
87.62404830
Total
Distribution
1,208,225.61
3.02056403
1.89835011
Unpaid
Principal
Amount
0.00
0.00
Principal
1,109,155.90
2.77288975
1,423,762.58
Interest
99,069.71
0.24767428
190,316.69
0.25375559
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
34,950,790.12
87.37697530
67,141,798.80
Cusip
89.52239840
Original
Certificate
Balance
400,000,000.00
Factors per Thousand
3.518750%
A-II-1
A-I-1
92975RAA6
92975RAB4 3.518750%
Ending
Factors per Thousand
Certificate
Rate
Class
A-II-2
92975RAC2 4.490000% 100,000,000.00 8,952,239.84 32,379.75 189,835.01 0.00 222,214.76 8,762,404.83
Factors per Thousand 89.52239838 0.32379750 1.89835011 2.22214761 87.62404828
Certificate
n/a 0.000000% 0.00 17,397,911.50 144,315.55 0.00 0.00 144,315.55 16,930,501.98
- Page 1 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/08
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
Excluded Balance
Rapid
Amortization
Original
Beginning
Total
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Balance
Excluded*
n/a n/a 0.00 11,297,537.73 -297,543.62 539,019.21 0.00 241,475.59 11,539,013.32
Pool I
Excluded*
n/a n/a 0.00 27,188,289.18 -1,456,523.64 1,980,229.50 0.00 523,705.86 27,711,995.04
Pool II
Excluded*
n/a n/a 0.00 38,485,826.91 -1,754,067.26 2,519,248.71 0.00 765,181.45 39,251,008.36
Total
0.00
765,181.45
39,251,008.36
0.00
38,485,826.91
-1,754,067.26
2,519,248.71
- Page 2 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/08
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
Cusip
92975RAA6
92975RAB4
Period
29/360
29/360
- -
Aaa AAA
Aaa AAA
Aaa AAA
-
Moody's
11.77542%
Accrual
15.32652%
Certificate
A-II-2
A-I-1
A-II-1
Class
S & P
Fitch
Original Rating* Original Rating* Original Rating
- -
29/360 n/a
n/a
n/a
92975RAC2
n/a
WAC Rate
Class Net
15.32652%
LIBOR/Auction
3.25875%
3.25875%
4.49000%
-
- Page 3 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/08
Bond Interest Information
0.00
0.00
0.00 92975RAC2 32,379.75 0.00 0.00
92975RAB4 190,316.69 0.00 0.00
Interest Due
Interest Carryforward
Interest Carryforward
92975RAA6 0.00 0.00 A-I-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
99,069.71
A-II-1
A-II-2
Class
- Page 4 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/08
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
U.S. Bank Corporate Trust Services
0.00
3,256,058.89
Collection Activity
0.00
0.00
Pool I
Pool II
Total
357,307.69 533,305.40
0.00
1,613,597.59
0.00
0.00
357,307.69
1,613,597.59
0.00
0.00
1,970,905.28
175,997.71
0.00
0.00
175,997.71
1,109,155.90
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,285,153.61
0.00
0.00
0.00
0.00
0.00
0.00
1,109,155.90
0.00
0.00
0.00
0.00
0.00
2,722,753.49
0.00
0.00
533,305.40
2,722,753.49
0.00
0.00
0.00
- Page 5 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/08
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
U.S. Bank Corporate Trust Services
9,817,086.71 3,089,877.67 6,727,209.04
Overcollateralization Information
23,360.52
16,978,621.07
16,930,501.98
0.00
48,119.09
11,394,709.24
11,371,348.72
0.00
4.274%
850,033,296.68 400,000,033.76
9,301
4.276%
-
-
Original Information
14,541
4.273%
232
1,250,033,330.44
23,842
-
-
128,023,449.83
125,252,577.25
48,119.09
2,466,441.95
5.109%
22.738%
24,758.57
87,488,747.88
85,851,789.77
23,360.52
1,948,376.38
5.102%
164
68
20.020%
-
167
64
28.318%
-
24,758.57
518,065.57
5.122%
Periodic Information
Pool II
Total
40,534,701.95
39,400,787.48
231
5,559,153.26
5,583,911.83
0.00
Pool I
Collateral Information
- Page 6 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/08
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00 0.00
Additional Account Activity
Pool I
Pool II
Total
- Page 7 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/08
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
Pool I
Delinquency Information
0.00 0
%
0.531%
0.000%
%
0.912%
2.389%
0.909%
0.036%
0.037%
0.260%
0.234%
14,232.93
14,710.01
1
1
1
1
102,426.70
16
92,213.67
941,090.87
5 358,165.53
$
%
$
#
#
3 209,350.38
#
$
359,342.03 7
- Page 8 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/08
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
2 101,285.08 0.118%
15 1,714,406.66 1.997%
#
$
%
32 4,511,026.61 5.254%
#
$
%
1 69,620.07 0.081%
14 3,373,587.96 3.930%
1 68,624.98 0.080%
2 233,850.47 0.272%
0.719%
3 148,277.98 0.173%
Delinquency Information
Pool II
#
$
%
11 617,065.15
- Page 9 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 11/25/08
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
Servicer Termination Trigger Active (Yes/No)
U.S. Bank Corporate Trust Services
No
Yes
No
No
Yes
No
0.197%
0.00
0.00
8.089%
Amortization Period
21,258.31
No
0.00
Yes
10.015%
16,889.46
4,368.85
0.00
0.00 0.00
36,453.64
0.00
45,965.39
60.669%
Additional Reporting Items
Pool I
Pool II
9,511.75
Additional Information
Fees
821,194.05
0.00
No
0.00
9.347%
9.497%
31.242%
0.00
895,910.40
- Page 10 -